FAIR VALUE MEASUREMENT - Reconciliation of the Level 3 fair value measurement of available-for-sale debt securities (Details) - Level 3 - Available-for-sale debt securities - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Reconciliation of the Level 3 fair value measurements
Balance at beginning of year	¥ 448,776	¥ 312,819	¥ 165,217
Unrealized gain	0	155,387	147,602
Sale of debt securities		(19,430)
Balance at end of year	¥ 448,776	¥ 448,776	¥ 312,819